Exhibit 10.2

TAMILNADU MASTEK LIMITED MAHINDRA WORLD CITY V.BEDHARAJAN Stamp Vendor L.No: 12144/B1/96 Ekkattuthangal, Ch-32 Mobile No: 9710019475 GUARANTEE THIS DEED OF GUARANTEE executed at the place, and on the day, month and year set out in the Schedule hereof by the Guarantors (as defined hereinafter) in favour of ICICI BANK LIMITED, New York Branch with its office at 500 Fifth Avenue New York, 10110 amongst others, a branch / office specified in the Schedule hereof (hereinafter referred to as the Bank”, which expression shall, unless it be repugnant to the subject or context thereof, include its successors and assigns). WHEREAS: (1) By Facility Agreement made on or about the day, month and year as indicated in the Schedule hereof entered or to be entered into between the Bank and the borrower, more specifically described in the Schedule hereof (the “Borrower”)(a copy of which has been made available to the Guarantors), the Bank has extended to the Borrower and the Borrower has availed financial assistances / facilities (the “Facilities”, which expression shall include all modifications made there / renewals, from time to time and most recently renewed vide the extension letter dated (the “Extension Letter”) upto the amounts specified in the Schedule hereof which shall include the amounts utilized/ outstanding amounts under the Facilities as on the date of this Deed, on the terms and conditions contained in the aforesaid facility agreement and the other Transaction Documents.

TAMILNADU MASTEK LIMITED MAHINDRA WORLD CITY V.BEDHARAJAN Stamp Vendor L.No: 12144/B1/96 Ekkattuthangal, Ch-32 Mobile No: 9710019475 (2) One of the conditions of the Facility Documents is that the Facilities together with all interest, commission, costs, charges, expenses and all other monies, including any increase as a result of revaluation / devaluation I fluctuation or otherwise in the rates of exchange of foreign currencies involved, whatsoever stipulated in or payable under the Facility Documents shall be secured by, inter alia, guarantee from the Guarantors, pursuant to which, a guarantee was provided by the Guarantors vide a deed of guarantee dated 28th day of June, Two Thousand and Twelve in favor of the Bank (“Original Guarantee”). As per the terms of the Original Guarantee, the guarantee shall expire after completion of a period of 24 months from the date of first draw down date, being . The Guarantor now wishes to execute this Guarantee in favour of the Bank to secure all amounts under the Facilities. (3) The expression “Guarantors” means the person named in the Schedule hereof; the expression “Guarantors” shall, unless it be repugnant to the subject or as the context may permit or require include, its successors and permitted assigns. The expression “Guarantors” shall, as the subject context may permit or require, mean any or each of the Guarantors. (4) The expression “this Guarantee”/ "this Deed” shall mean and include this guarantee, documents in relation to security if any required to be created by the Guarantors, all other related documents; such expression shall also include all amendments made thereto from time to time. (5) All applications, facility agreement, and the other Transaction Documents are hereinafter referred to as the “Facility Documents”; such expression shall include all amendments made thereto from time to time. (6) At the request of the Guarantors, the Bank has agreed to grant / extend the Facilities to the Borrower.

NOW THIS DEED WITNESSETH AS FOLLOWS: In consideration of the Facility extended to the Borrower, the Guarantors hereby unconditionally, absolutely and irrevocably guarantees to and agree with the Bank as follows: 1. The Bank shall have the sole discretion to permit drawals by the Borrower under the Facilities at such time, on such conditions and in such manner as the Bank may decide. 2. The Borrower shall duly and punctually repay / pay the Facilities together with all interest, commission, costs, charges, expenses and all other monies including any increase as a result of revaluation / devaluation / fluctuation or otherwise in the rates of exchange of foreign currencies involved, whatsoever stipulated in or payable under the Facility Documents, and perform and comply with all the other terms, conditions and covenants contained in the Facility Documents. 3.(a) In the event of any default on the part of the Borrower in payment / repayment of any of the moneys referred to Clause 2 above, or in the event of any default on the part of the Borrower to comply with or perform any of the terms, conditions and covenants contained in the Facility Documents, the Guarantors shall, upon demand to the Guarantors, forthwith pay to the Bank without demur all/part of the amounts as demanded by the Bank payable by the Borrower under the Facility Documents. Any such demand made by the Bank on the Guarantors shall be final, conclusive and binding notwithstanding any difference or any dispute between the Bank and the Borrower / arbitration or any other legal proceedings, pending before any court, tribunal, arbitrator or any other authority. The enforcement of this Guarantee in part by the Bank, for any reason whatsoever, shall not amount to discharge of the obligations of the Guarantor under this Guarantee to the extent of the balance (unenforced) amount(s) of the Guarantee. 3. (b) In the event of failure by the Guarantors to make payment as stated above, the Guarantors shall pay default interest at the same rate/s as specified in relation to the Facilities for Ac Borrower till receipt of the aforesaid amounts by the Bank to its satisfaction. 4. The Guarantors shall also indemnify and keep the Bank indemnified against all losses, damages, costs, claims and expenses whatsoever which the Bank may suffer, pay or incur by reason of or in connection with any default on the part of the Borrower and/or the Guarantors in performance of their respective obligations under the Facility Documents and this Guarantee, including legal proceedings taken against the Borrower and/or the Guarantors for recovery of the moneys referred to in Clauses 2 and 3 above. 5. The Guarantors hereby represent, warrant and confirm that: (a) The Guarantors have the competence and power to execute this Guarantee; and (i) The Guarantor is a corporation, duly incorporated and validly existing under the laws of its jurisdiction of incorporation. (ii) The Guarantor and each of its subsidiaries have the power to own its assets and cany on its business as it is being conducted. (b) (i) The Guarantors have done all acts, conditions and things required to be done, fulfilled or performed, and all authorisations required or essential for the execution of this Guarantee or for the performance of the Guarantors’ obligations in terms of and under this Guarantee have been done, fulfilled, obtained, effected and performed and are in full force and effect and no such authorisation has been, or is threatened to be, revoked or cancelled; and (ii) No limit on its powers will be exceeded as a result of the giving of guarantees or indemnities contemplated by this Deed.; (c) This Guarantee has been duly and validly executed by the Guarantors or on behalf of the Guarantors and this Guarantee constitutes legal, valid and binding obligations of the Guarantors; (d) The entry into, delivery and performance by the Guarantors of, and the transactions contemplated by, this Guarantee do not and will not conflict: (i) with any law; (ii) with the constitutional documents, if any, of the Guarantors; or (iii) with any document which is binding upon the Guarantors or cm any of their assets; (e) All amounts payable by the Guarantors under this Guarantee will be made free and clear of and without deduction / withholding for or on account of any tax or levy and without any set off; (f)(i) The execution or entering into by the Guarantors of this Guarantee constitute, and performance of. their obligations under this Guarantee will constitute, private and commercial acts done and performed private and commercial purposes; (ii) The Guarantors are not, will not be entitled to, and will not claim immunity for themselves or any of their assets from suit, execution, attachment or other legal process in any proceedings in reaction to this Guarantee; (g) The Guarantors’ confirmation on governing law as provided in Clause 24 hereof, is legal, valid binding on the Guarantors;

(h) No litigation, arbitration, administrative or other proceedings are pending or threatened against the Guarantors or their assets, which, if adversely determined, might have an adverse effect in relation to the Guarantors; (i) (i) All information communicated to or supplied by or on behalf of the Guarantors to the Bank from time to time in a form and manner acceptable to the Bank, are true and fair / true, correct and complete in all respects as on the date on which it was communicated or supplied; (ii) Nothing has occurred since the date of communication or supply of any information to the Bank which renders such information untrue or misleading in any respect; (j) in the event of any disagreement or dispute between the Bank and the Guarantors regarding the materiality or reasonableness of any matter including of any event, occurrence, circumstance, change, fact, information, document, authorisation, proceeding, act, omission, claims, breach, default or otherwise, the opinion of the Bank as to the materiality or reasonableness of any of the foregoing shall be final and binding on the Guarantors. (k) The Guarantor is in compliance with all applicable provisions of the Guarantee Requirements and is permitted to provide the guarantees and indemnities in accordance with the terms, conditions and provisions of the Guarantee Requirements. (I) The Guarantor has adequate net worth for the Guarantor to provide the guarantees and indemnities under this Deed and to enable it to perform its obligations under this Deed consistent with all applicable laws and regulations including, without limitation, the ODI Regulations, the Guarantee Requirements or any other RBI guidelines and without requiring the prior approval of the RBI; (m) Directors (a) No director, managing agent, manager or employee of the Guarantor is a director of the Bank, and no director of the Bank holds a substantial interest in the Guarantor or any of its Affiliates. (b) Except to the extent disclosed, none of the directors of the Guarantor is a director of a banking company (as defined under the Indian Banking Regulation Act, 1949) or specified near relation (as specified by RBI) of a director of a banking company or a near relative of any senior officer of ICICI Bank Limited. (c) No director, partner, promoter, guarantor, associate of the Guarantor is on any: (i) caution list or specific approval list or other similar list created or maintained by the Export Credit Guarantee Corporation of India Limited; (ii) defaulters or wilful defaulters list or other similar list created or maintained by the RBI, any other credit information company or the Credit Information Bureau (India) Limited or any other credit information company; (iii) defaulters list or other similar list created or maintained under or pursuant to the provisions of the Conservation of Foreign Exchange and Prevention of Smuggling Activities Act, 1974; or (iv) defaulters list of the Bank. (d) No director of the Guarantor is disqualified to hold the office of a director by virtue of section 274 of the Companies Act, 1956 of India or under any similar legislation in any other jurisdiction (n) The Guarantor is not engaged in the real estate business (as that term is defined in the RBI Foreign Exchange Management (Transfer or issue of any foreign security) Regulations, 2000) or is providing financial services. (o) Ownership The Guarantor shall not without the prior consent of the Bank cease to, directly or indirectly own legally and beneficially 10 per cent of the ordinary issued equity share capital of the Borrower; or (p) Financial statements (a) The financial statements of the Guarantor most recently supplied to the Bank (which, at the date of this Deed, are the original financial statements) were prepared in accordance with GAAP consistently applied save to the extent expressly disclosed in such financial statements. (b) The financial statements most recently supplied to the Bank (which, at the date of this Deed, are the Original Financial Statements) give a true and fair view and represent its financial condition and operations during the relevant financial year save to the extent expressly disclosed in such financial statements. (c) There has been no adverse change in its business or financial condition since the date of the financial statements most recently supplied to the Bank. (q) Authorised signatories Any person specified as its authorised signatory in any document delivered and/or accepted by any Finance Party in connection with this Deed or any other Finance Document is authorise sign notices on its behalf (r) There has been no material adverse change in the Guarantor’s business, condition (financial or otherwise), operations, performance or prospects, except as disclosed to the Bank, since March 25, 2011.

(s) The Guarantor shall pay all costs, charges and expenses in any way incurred by the Bank with respect to this Guarantee and such stamp duty, other duties, taxes, charges and penalties if and when the Guarantor is required to pay according to the laws for the time being in force. (t) (i) The Guarantor is able to, and has not admitted its inability to, pay its debts as they mature and has not suspended making payment on any of its debts. (ii) The Guarantor, by reason of actual or anticipated financial difficulties, has not commenced, and does not intend to commence, negotiations with one or more of its creditors with a view to rescheduling any of its indebtedness, (iii) The value of the Guarantor's assets is more than its respective liabilities (taking into account contingent and prospective liabilities) and the Guarantor has sufficient capital to carry on its business. (iv) No moratorium has been, or may, in the reasonably foreseeable future be, declared in respect of any of the Guarantor's indebtedness. 6. The Guarantors hereby agree that, without the concurrence of the Guarantors, the Borrower and the Bank shall be at liberty to vary, alter or modify the terms and conditions of the Facility Documents and in particular to defer, postpone or revise the repayment of the Facilities and/or payment of interest and other monies payable by the Borrower to the Bank on such terms and conditions as may be considered necessary by the Bank including any increase in the rate of interest. The Bank shall also be at liberty to absolutely dispense with or release all or any of the security / securities furnished or required to be furnished to the Bank to secure the Facilities and/or the obligations of the Guarantors under this Guarantee. The Guarantors agree that the liability under this Guarantee shall in no manner be affected by any such variations, alterations, modifications, waiver, dispensation with or release of security, and that no further consent of the Guarantors is required for giving effect to any such variation, alteration, modification, waiver, dispensation with, or release of security. 7. The Bank shall have full liberty, without notice to the Guarantors and without in any way affecting this Guarantee, to exercise at any time and in any manner any power or powers reserved to the Bank under the Facility Documents, to enforce or forbear to enforce payment of the Facilities or any part thereof or interest or other moneys due to the Bank from the Borrower or any of the remedies or securities available to the Bank, to enter into any composition or compound with or to grant time or any other indulgence or facility to the Borrower, to give / grant temporary or extra overdrafts or other advances / credit facilities to the Borrower and to appropriate payments made to it by the Borrower towards repayment / payment of such overdrafts / advances / credit facilities from time to time and the Guarantors shall not be entitled to question such appropriation or to require the Bank to appropriate such payments towards previous disbursals under the Facilities so as to reduce the liability of the Guarantors hereunder on account of any such payments AND the Guarantors shall not be released by the exercise by the Bank of their liberty in regard to the matters referred to above or by any act or omission on the part of the Bank or by any other matter or thing whatsoever which under the law relating to sureties would but for this provision have the effect of so releasing the Guarantors AND the Guarantors hereby waive in favour of the Bank so far as may be necessary to give effect to any of the provisions of this Guarantee, all the suretyship and other rights which the Guarantors might otherwise be entitled to enforce. The Guarantors also agree that they will not be entitled to the benefit of subrogation vis-a-vis securities or otherwise until all the monies due to the Bank under the Facilities are fully repaid / paid to the satisfaction of the Bank. 8. This Guarantee shall be enforceable against the Guarantors notwithstanding that any post-dated cheques, negotiable instruments, security and/or securities comprised in any instrument(s) executed or to be executed in favour of the Bank shall, at the time when the proceedings are taken against the Guarantors on this Guarantee, be outstanding or unrealised or lost. 9. The Guarantors hereby agree and give consent to the sale, mortgage on prior, pari-passu or subsequent charge basis, release etc., of any of the assets by the Borrower and/or the Guarantors from time to time as may be approved by the Bank or the transfer of any of the assets of the Borrower and/or the Guarantors from one unit to the other or to the release or lease out by the Bank any or whole of the assets charged to the Bank / its trustee / nominee on such terms and conditions as the Bank may deem fit and this may be treated as a standing and continuing consent for each and every individual act of transfer, mortgage, release or lease of any of such assets of the Borrower and/or the Guarantors. The Guarantors hereby declare and agree that no separate consent for each such transfer, mortgage, release or lease any of such assets would be necessary in future. 10. The Guarantors hereby agree and declare that the Borrower will be free to avail of further loan(s) or other facilities from the Bank or any other person in addition to the Facilities and/or to secure the same during the subsistence of this Guarantee and in that event the guarantee herein contained will not be affected or vitiated in any way whatsoever but will remain in full force and effect and bindin on the Guarantors. 11. The rights of the Bank against the Guarantors shall remain in full force and effect notwithstanding any arrangement which may be reached between the Bank and the other guarantor(s), notwithstanding the release of that other or others from liability and notwithstanding that any time hereafter the other guarantor(s) may cease for any reason whatsoever to be liable to the Bank, the Bank shall be at liberty to require the performance by the Guarantors of their obligations hereunder to the name extent in all respects as if the Guarantors had at all times been solely liable to perform the said obligations.

12. To give effect to this Guarantee, the Bank may act as though the Guarantors were the principal debtors to the Bank. Further, The Guarantor waives any right it may have of first requiring the Bank (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before claiming from the Guarantor under this Deed. This waiver applies irrespective of any law or any provision of a Finance Document to the contrary. 13. The Guarantor hereby declares and agrees that it has not received and shall not, without the prior consent in writing of the Bank receive any security or commission from the Borrower for giving this Guarantee so long any monies remain due and payable by the Borrower to the Bank under the Facility Documents 14. The Guarantors shall not in the event of the liquidation / insolvency of the Borrower prove in competition with the Bank in the liquidation / insolvency proceedings. 15. A certificate in writing signed by a duly authorised official of the Bank shall be conclusive evidence against the Guarantors of the amount for the time being due to the Bank from the Borrower / the Guarantors in any action or proceeding brought on this Guarantee against the Guarantors. 16. This Guarantee shall not be wholly or partially satisfied or exhausted by any payments made to or settled with the Bank by the Borrower and shall be valid and binding on the Guarantors and operative until repayment in full of all moneys due to the Bank under the Facility Documents. 17. This Guarantee shall be irrevocable and the obligations of the Guarantors hereunder shall not be conditional on the receipt of any prior notice by the Guarantors or by the Borrower and the demand or notice by the Bank as provided in Clause 23 hereof shall be sufficient notice to or demand on the Guarantors. 18. The liability of the Guarantors under this Guarantee shall not be affected by: (i) any change in the constitution or winding up of the Borrower / the Guarantors or any absorption, merger or amalgamation of the Borrower / the Guarantors with any other company, corporation or concern; or (ii) any change in the management of the Borrower / the Guarantors or take over of the management of the Borrower / the Guarantors by Central or State Government or by any other authority; or (iii) acquisition or nationalisation of the Borrower / the Guarantors and/ or of any of its undertaking(s) pursuant to any law; or (iv) any change in the constitution of the Bank; or (v) bankruptcy / insolvency / death of the Guarantors / the Borrower; or (vi) the absence or deficiency of powers on the part of the Guarantors to give guarantees and/or indemnities or any irregularity in the exercise of such powers. The Guarantors undertake not to revoke this Guarantee during the subsistence of the Facilities and the Facility Documents. 19. This Guarantee shall be a continuing one and shall remain in full force and effect till such time the Borrower repays / pays in full the Facilities together with all interest, commission, costs, charges, expenses and all other monies including any increase as a result of revaluation / devaluation / fluctuation or otherwise in the rates of exchange of foreign currencies involved, whatsoever stipulated in or payable under the Facility Documents. 19A Notwithstanding anything to the contrary stated herein, this Guarantee shall stand discharged after completion of 12 months from the date of execution of this Deed, and excluding the amount of any interest payable by the Guarantor for failing to timely make any payments due from it under the Guarantee, the liability of the Guarantor shall not in aggregate exceed USD 5.5 million, without the prior approval of the Reserve Bank of India. 19B Guarantee Limitations The guarantee provided by the Guarantor under this Deed can be provided by the Guarantor under the 'automatic route' of the RBI in terms of the ODI Regulations and the Guarantee Requirements. Further, guaranteeing the Maximum Credit Facility Amount (as defined in the Facility Agreement), up to the maximum limit of US$ 5.5 (as provided in Clause 19A above) would not cause any guaranteeing or similar limit binding on the Guarantor to be exceeded. 20. The Bank and its group companies shall have the paramount right of set-off and lien, irrespective of any other lien or charge, present as well as future, on the deposits of any kind and nature (including fixed deposits) held/ balances lying in any accounts of the Guarantors, whether in single name or joint name(s), ami on any monies, securities, bonds and all other assets, documents and properties held by / under the. control of the Bank and/or its group companies (whether by way of security or otherwise pursuant to any contract entered/ to be entered into by the Guarantors in any capacity), to the extent of aildues, whatsoever, arising as a result of any of the Bank's and/or its group companies’ service extended to and/or used by the Guarantors and/or as a result of any other facilities that may be granted by the Bank and/or its group companies to the Guarantors. The Bank and/ or its group companies are entitled without any notice to the Guarantors to settle any indebtedness whatsoever owed by the Guarantors to the Bank and/or its group companies, (whether actual or contingent, or whether primary or collateral, or whether joint and/or several) hereunder or under any other document/ agreement, by adjusting, setting off any deposit(s) and/or transferring monies lying to the balance of any account(s) held by the Guarantors with the Bank and/or its group companies notwithstanding that the deposit(s)/ balances lying in such account(s) may not be expressed in the same currency, as such indebtedness. The Bank's and its group companies’ rights hereunder shall not be affected by the Guarantors’ bankruptcy, death or winding-up. It shall be the Guarantors’ sole responsibility and liability to settle all disputes/ objections with any such joint account holders. In addition to the above mentioned right or any other right which the Bank and its group companies may at any time be entitled whether by operation of law, contract or otherwise, the Guarantors authorise the Bank: (a) to combine or consolidate at any time all or any of the accounts and liabilities of the Guarantors with or to any branch of the Bank and/or its group companies; (b) to sell any of the Guarantors’ securities or properties held by the Bank by way of public or private sale without having to institute any judicial proceeding whatsoever and retain/appropriate from the proceeds derived there from the total amounts outstanding to the Bank and/or it group companies from the Guarantors, including costs and expenses in connection with such sale; and (c) in case of cross currency set-off, to convert an obligation in one currency to another currency at a rate determined at the sole discretion of the Bank and/or its group companies. 21. Any admission or acknowledgement in writing given or any part payment made by the Borrower in respect of the Facilities shall be binding on the Guarantors and shall be treated as given on behalf of the Guarantors also. 22. This Guarantee is in addition to and not by way of limitation of or substitution for, any other guarantee(s) that the Guarantors may have previously given or may hereafter give to the Bank (whether alone or jointly with other parties) and this Guarantee shall not revoke or limit any such other guarantee(s). 23. Any demand for payment or notice under this Guarantee shall be sufficiently given if sent by post to or left at the last known address of the Guarantors and such demand or notice shall be assumed to have reached the addressee in the course of post, if given by post, and no period of limitation shall commence to run in favour of the Guarantors until after demand for payment in writing shall have been made or given as aforesaid and in proving such demand / notice when sent by post it shall be sufficiently proved that the envelope containing the demand / notice was posted and a certificate by any official of the Bank that to the best of his /her knowledge and belief, the envelope containing the said demand / notice was so posted shall be conclusive as against the Guarantors, even though it was returned unserved on account of refusal of the Guarantors or otherwise. 24. This Guarantee shall be governed by and construed in accordance with the laws of India. 25. The Guarantors agree that any legal action or proceedings arising out of this Guarantee may be brought by the Bank, in its absolute discretion, in any competent court, tribunal or other appropriate forum having jurisdiction. The Guarantors shall not exercise any rights which they may have acquired by way of subrogation or otherwise, or take any action or make any claim in competition with an action or a claim of the Bank. 26. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of prohibition or unenforceability but shall not invalidate the remaining provisions of this Guarantee or affect such provision in any other jurisdiction. 27. The Guarantors hereby agree, confirm and undertake that: (A) the Bank shall, as the Bank may deem appropriate and necessary, be entitled to disclose all or any :(i) information and data relating to the Guarantors, (ii) information or data relating to this Guarantee or any other securities furnished by the Guarantors in favour of the Bank, (iii) obligations assumed / to be assumed by the Guarantors in relation to the Facilities under this Guarantee or any other securities furnished by the Guarantors for any other credit facility granted / to be granted by the Bank, (iv) default, if any, committed by the Guarantors in discharge of the aforesaid obligations, to Credit Information Bureau (India) Limited (“CIBIL”) and any other agency authorised in this behalf by Reserve Bank of India (“RBI”); (B) CIBIL and / or any other agency so authorised may use, process the aforesaid information and data disclosed by the Bank in the manner as deemed fit by them; (C) CIBIL and / or any other agency so authorised may furnish for consideration, the processed information and data or products thereof prepared by them, to the Bank / financial institutions and other credit grantors or registered users, as may be specified by RBI in this behalf, (D) the information and data furnished by the Guarantors to the Bank from time to time shall be true and and correct. (E) in case the Guarantors commit a default in payment or repayment of any amounts in respect of the Facilities, the Bank and/or RBI will have an unqualified right to disclose or publish the the details of the default and the name of the Guarantors (including its directors) as the case may be, as default an in such manner and through such medium as the Bank or RBI in their absolute discretion may think fit

27A. The Guarantor hereby agrees, confirms and undertakes that: (i) Ownership At all times until repayment in full of all the moneys due to the Bank under the Facility Agreement, the Guarantor shall: (a) at all times continue to own directly atleast 10% of the total issued and outstanding shares of capital stock of Borrower, and no other Person shall have any voting rights (whether pursuant to ownership of equity, by contract or otherwise) with respect to Borrower, and the Guarantor shall not dispose off, transfer, pledge, encumber or otherwise place a Lien on such shares in any way, so long any amounts remain due and/or outstanding under the Facility Agreement. (ii) Networth The Guarantor and its sister concerns shall ensure that all times during the term of this Deed, they shall maintain sufficient Net Worth to enable the Guarantor to perform its obligations under this Deed in accordance with all applicable laws and regulations, including without limitation the ODI Regulations, GIL Guarantee Requirements or any other RBI guidelines and without requiring prior RBI approval. (iii) Filings (a) The Guarantor shall ensure that within 30 days from the date of this Deed Form ODI is filed in respect of this Deed with its authorized dealer in accordance with the ODI Regulations to the satisfaction of the Bank and shall promptly upon filing of such duly completed Form ODI with its authorised dealer, deliver a copy of such duly completed and filed Form ODI to the Bank. (b) The Guarantor shall comply with all applicable laws, regulations, directions, notifications, circulars and guidelines issued by the RBI and/or the Government of India. (iv) ODI Regulations The Guarantor shall be in compliance with the ODI Regulations at all times and shall ensure that all the necessary/relevant persons are in compliance with the ODI Regulations at all times to give effect to this Guarantee. The Guarantor confirms that it or any of its sister concern and/or group companies is/are not on the list of defaulters issued by the RBI or the Credit Information Bureau (India) Limited issued from time to time nor under any investigation by any investigation or enforcement agency or other regulatory body. (v) Filing or stamp taxes In relation to this Deed, the Guarantor shall pay in a timely manner any stamp, registration, notarial or similar Taxes or fees to be paid on or in relation to this Deed or the transactions contemplated by this Deed. (vi) Pari passu ranking The Guarantor shall ensure at all times that unsecured and unsubordinated claims of the Bank against it under the Credit Documents rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors except those creditors whose claims are mandatorily preferred by laws of general application to companies. 28. (a) All capitalised terms used but not specifically defined herein shall have the respective meanings ascribed to them in the respective facility agreement/s / application(s). (b) A reference to: an “amendment” includes a supplement, modification, novation, replacement or re-enactment and "amended" is to be construed accordingly; "authorisation" includes an authorisation, consent, clearance, approval, permission, resolution, licence, exemption, filing and registration; “law” includes any constitution, statute, law, rule, regulation, ordinance, judgement, order, decree, authorisation, or any published directive, guideline, requirement or governmental restriction having the force of law, or any determination by, or interpretation of any of the foregoing by, any judicial authority, whether in effect as of the date of this Guarantee; “Guarantee Requirements” shall mean the requirements of the Guarantor to comply with the Foreign Exchange Management Act, 1999 of India and the Foreign Exchange Management (Guarantees) Regulations, 2000 read together with Master Circular dated 1 July 2011 on Guarantees and Co- acceptances issued by the Reserve Bank of India and such other circulars and/or notifications issued by the Reserve Bank of India, updating, consolidating, superseding or amending the same “ODI Regulations” shall mean means the requirements of the Foreign Exchange Management Act, 1999 of India and the Foreign Exchange Management (Transfer or Issue of any Foreign Security) Regulation 2004 of India read together with the Master Circular on Direct Investment by Residents in a Joint Venture (JV) or Wholly Owned Subsidiary (WOS) Abroad issued by the RBI dated 1 July 2011 and such other circulars and/or notifications issued by the RBI updating, consolidating, superseding or amending the same “person” includes an individual, statutory corporation, body corporate, partnership, joint venture association of persons, Hindu Undivided Family (HUF), societies (including co-operative societies unincorporated organisation, government (central, state or otherwise), sovereign state, or any department, authority or political subdivision thereof, international organisation, agency or authority (in each case, whether or not having separate legal personality) and shall include their respective successors and assigns and in case of an individual shall include his legal representatives, administrators, executors and heirs and in case of a trust shall include the trustee or the trustees for the time being; (c) the singular includes the plural (and vice versa); (d) reference to the words “include” or “including” shall be construed without limitation;

(e) reference to a gender shall include references to the female, male and neuter genders; (d) all approvals, permissions, consents or acceptance required from the Bank for any matter shall require the “prior”, “written” approval, permission, consent or acceptance of the Bank; 29.A The Guarantors shall create / provide security as may be considered appropriate by the Bank in favour of the Bank / the security trustee / agent nominated by the Bank in such manner and form as the Bank may, in its sole discretion, require as security for performance of the obligations of the Borrower and the Guarantors, in a form and manner satisfactory to the Bank. All such security: (a) shall not be discharged by intermediate payment by the Borrower / Guarantors or any settlement of accounts by the Borrower / Guarantors; (b) shall be in addition to and not in derogation of any other security which the Bank may at any time hold in respect of the dues of the Borrower / Guarantors; (c) shall be available to the Bank until all accounts between the Bank and the Borrower / Guarantors in respect of the Facilities) are discharged in full to the satisfaction of the Bank; (d) shall operate as continuing security for all monies, indebtedness and liabilities as specified herein notwithstanding the existence of a ‘nil’ balance or a credit balance in the Borrower’s account under the Facility Documents at any time or from time to time or at all times or any partial payments or fluctuations of accounts. 29.B In the event the security furnished by the Guarantors is found to be insufficient / incorrect in value the Guarantors shall furnish additional security as may be required by the Bank. Without prejudice to the above, in the event the security furnished by the Guarantors is subsequently found to be of inferior value by an approved valuer (as may be mutually appointed) to that as declared by the Guarantors, the Bank shall call upon the Guarantors to provide security for such shortfall. If the Guarantors do not furnish securities for the shortfall within 5 (five )days of the aforesaid communication, the Bank shall be entitled to declare the same as an event of default under the Facility Documents and call for repayment / payment of ail amounts in respect of the Facilities. 29.C The Guarantors shall bear all taxes, duties and charges in relation to the transactions contemplated under this Guarantee. 29.D All documents provided by the Guarantors in connection with this Guarantee are genuine. The Bank may at any time, call for or require verification of originals of any / all such copies. Any such copy in possession of the Bank shall be deemed to have been given by the Guarantors. 29.E The Guarantors shall provide such documents and shall do all such acts, deeds and things as may be necessary or required in connection with this Guarantee. 29. F The provisions as are applicable to the Borrower in relation to the assets secured / to be secured by the Borrower, shall be applicable mutatis mutandis to the Guarantors. 30. Notwithstanding any of the provisions of the Indian Contract Act, 1872 or any other applicable law, or any terms and conditions to the contrary contained in the Facility Documents and/or this Guarantee, the Bank may, at its absolute discretion, appropriate any payments made by the Borrower or Guarantors and any amounts realised by the Bank by enforcement of security or otherwise, towards the dues payable by the Borrower to the Bank under the Facility Documents and/or any other agreements whatsoever between the Borrower and the Bank and in any manner whatsoever. Notwithstanding any such appropriation by the Bank towards settlement of any dues payable by the Borrower to the Bank under any other agreements between die Borrower and the Bank, the Guarantors shall continue to remain Liable to the Bank for all outstanding/remaining amounts in respect of the Facility. The Guarantors acknowledge and confirm that the Guarantors have read and understood all the Facility Documents and this Guarantee as set out and/or referred to in the applications submitted by/on behalf of the Borrower to the Bank. 31. In case there are more than one Guarantor, each of the Guarantors shall be jointly and severally liable to the Bank for performance of all obligations under this Guarantee. 32. The Bank may, at any time, assign or transfer all or any of its rights, benefits and obligations under this Guarantee to any person without the consent of the Borrower/s and /or the Guarantors. However, the Bank will intimate the Borrower/s and/or the Guarantors prior to such assignment or transfer. 33. This Guarantee shall stand discharged only when all the principal, interest and any other cost, indemnities etc in relation to the Facility Documents axe paid to the Bank to its satisfaction and duly certified by the Bank to that extent.

[ SCHEDULE ] 5. Place of execution At Chennai, in the State of Tamil Nadu 2. Date of this Deed of Guarantee On the 27th day of June, Two thousand and Sixteen 3. Date of the Facility Agreement Facility agreement dated the day of 4. Details of Facilities In the nature of Revolving Credit facility up to over all limits not exceeding USD 5.0 million at any time 5. Address of the Bank ICICI Bank Limited, 500, Fifth Avenue, Suite 2830, New York, NY- 10110 6. Details of the Borrower Majesco, a corporation incorporated under the laws of the State of California and doing business in the United States of America. 7. Details of the Guarantors MASTEK LIMITED Mahindra World City, Plot No. TP - 5, 4th Avenue, Nathan Sub (PO), Chengalpet, Tamil Nadu - 603 002, a company within the meaning of the Companies Act, 1956 and having its Registered Office at 804/805 President House, Near Ambawadi Circle, Ahmedabad 380 006. IN WITNESS WHEREOF the Guarantors have caused this Supplemental Guarantee to be executed on the day, month and year hereinabove written in the manner hereinafter appearing. SIGNED AND DELIVERED by the within named Guarantor, Mastek Limited, by the hand of Mr. Sudhakar Ram, Managing Director & Group CEO, authorized pursuant to resolutions passed by the Board of Directors at its meeting held on June 27, 2016. The Common Seal of Mastek Limited, the within named Guarantor, has, pursuant to the Resolution of its Board of Directors passed in that behalf cm the 27th day of June, Two Thousand and Sixteen, hereunto been affixed in the presence of Mr. Sudhakar Ram, Managing Director & Group CEO, who have signed these presents in token thereof and Mr. Dinesh Kalani, Company Secretory who has countersigned the same in token thereof.